ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2025
Credit Loss [Abstract]
SCHEDULE OF ACCOUNTS RECEIVABLE

	As of December 31,
	2024	2025
	RMB	RMB

Factoring receivables	28,149	28,090
Receivables from merchants under marketplace business	6,329	6,091
Receivables from the distribution sales	54,978	1,890
Receivables from other revenue	292	569
Receivables from sales channels on other platforms	490	59
Less: allowance for credit losses	(34,005)	(32,843)
Total accounts receivable, net	56,233	3,856